Exhibit 99.1

FOR IMMEDIATE RELEASE

MTR GAMING GROUP ANNOUNCES FOURTH QUARTER AND YEAR END RESULTS:

NET REVENUES FROM CONTINUING OPERATIONS UP 2% FOR THE FOURTH
QUARTER AND 13% YEAR ENDED DECEMBER 31, 2008

EBITDA FROM CONTINUING OPERATIONS UP 75% FOR THE FOURTH QUARTER AND
30% YEAR ENDED DECEMBER 31, 2008

CHESTER, WV – March 12, 2009 – MTR Gaming Group, Inc. (NasdaqGS: MNTG) today announced financial results for the fourth quarter and year ended December 31, 2008.  Current and prior year results reflect the reclassification of the Ramada Inn and Speedway Casino, Binion’s Gambling Hall & Hotel and Jackson Harness Raceway as discontinued operations.  See attached tables (including Reconciliation of -GAAP net income (loss) to Non-GAAP EBITDA).

For the fourth quarter of 2008, MTR Gaming Group, Inc’s net revenues from continuing operations increased to $101.3 million, up 2% from $98.9 million in the same period of 2007.  In the fourth quarter, EBITDA from continuing operations was $14.0 million (after severance costs of $0.9 million), compared to $8.0 million in the fourth quarter of 2007. The increase in EBITDA from continuing operations is directly attributable to increased revenues and the absence of $1.5 million of project opening expenses related to the commencement of table game operations at Mountaineer Casino, Racetrack & Resort in the comparable quarter of 2007.

For the fourth quarter of 2008, net revenues at the Mountaineer Casino, Racetrack & Resort increased 6% to $63.3 million, compared to $59.9 million in the fourth quarter of 2007.  Fourth quarter revenues generated by table gaming at Mountaineer were $11.9 million compared to $2.6 million in the same period a year ago (table game operations commenced on December 20, 2007 and poker commenced on October 19, 2007), while revenues from slots decreased by $6.6 million compared to the same quarter in 2007.  The decrease in slot revenue is primarily attributable to competitive pressures from Pennsylvania’s gaming operations.  The property generated EBITDA from continuing operations of $10.1 million (after severance costs of $0.5 million), versus $6.3 million (after project opening expense of $1.5 million) in the comparable quarter of 2007.

Net revenues at Presque Isle Downs decreased 2% to $37.5 million in the fourth quarter of 2008 compared to $38.1 million in the same period 2007. However, the property generated EBITDA of $6.6 million versus $5.0 million in the comparable quarter of 2007. The increase in EBITDA is directly attributable to operational efficiencies.

For the fourth quarter of 2008, the Company reported a loss from continuing operations of $4.2 million or $0.15 per diluted share (which included $3.0 million in losses related to the

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disposal of property), compared to a loss from continuing operations of $7.7 million or $0.28 per diluted share for the fourth quarter of 2007.

For the year ended December 31, 2008, net revenues from continuing operations increased to $470.9 million, up 13% from $415.8 million in the same period of 2007.  MTR reported a loss from continuing operations of $15.3 million or $0.56 per diluted share, compared to a loss from continuing operations of $5.9 million or $0.21 per diluted share in 2007. MTR achieved EBITDA from continuing operations of $71.0 million (after severance costs of $0.9 million), compared to $54.7 million in 2007. The increase in revenues was primarily attributable to the addition of table gaming at Mountaineer and increased slot revenues resulting from a full year of operations at Presque Isle Downs.  The increase in EBITDA from continuing operations is directly attributable to increased revenues in 2008 and the absence of $2.6 million in project opening expenses related to the commencement of table gaming operations at Mountaineer and $3.0 million from the opening of Presque Isle Downs in 2007.

The 2008 net loss was $17.7 million or $0.65 per diluted share, which included on a pre-tax basis a $3.8 million loss on debt modification, a $2.4 million loss from discontinued operations, a $3.0 million loss on the disposal of assets and an $8.8 million impairment loss on its 50% joint venture investment in Running Aces Harness Park, which was in addition to a $3.5 million equity loss from the operations of Running Aces.  In 2007, the net loss was $11.4 million or $0.41 per diluted share, which included a loss from discontinued operations of $5.5 million.

Robert Griffin, President and CEO of MTR Gaming Group, pointed out, “In 2008 we transitioned our strategy from focusing on development to operational efficiencies and implementing cost containment programs to improve margins.  In 2009, we will continue to focus on operational efficiencies and implement marketing programs that reward for customer loyalty.”

Reconciliation of Non-GAAP Measures to GAAP

EBITDA represents earnings (losses) before interest, income taxes, depreciation and amortization, loss on debt modification, equity in loss of unconsolidated joint venture, gain (loss) on disposal of property and loss on asset impairment.  EBITDA is not a measure of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”), is unaudited and should not be considered as an alternative to, or more meaningful than, net income or income from operations as an indicator of our operating performance, or cash flows from operating activities, as a measure of liquidity.  EBITDA has been presented as a supplemental disclosure because it is a widely used measure of performance and basis for valuation of companies in our industry.  Uses of cash flows that are not reflected in EBITDA include capital expenditures (which are significant given our expansion), interest payments, income taxes, and debt principal repayments.  Moreover, other companies that provide EBITDA information may calculate EBITDA differently than we do.  A reconciliation of GAAP net income (loss) to EBITDA is included in the financial tables accompanying this release.

Conference Call

Management will conduct a conference call focusing on the financial results and corporate developments at 4:30 p.m. EDT on Thursday, March 12, 2009.  Interested parties may participate in the call by dialing (888) 559-4229.  Please call in 10 minutes before the call is scheduled to begin and ask for the MTR Gaming call (conference ID # 83126116).

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The conference call will be webcast live via the Investor Relations section of the Company’s website at www.mtrgaming.com. To listen to the live webcast please go to the website at least 15 minutes early to register, download and install any necessary audio software.  If you are unable to listen to the live, conference call will be archived on the Investor Relations section of the Company’s web site.

About MTR Gaming Group

MTR Gaming Group, Inc., through subsidiaries, owns and operates Mountaineer Casino, Racetrack & Resort in Chester, WV; Presque Isle Downs & Casino in Erie, PA; and Scioto Downs in Columbus, OH. The Company also owns a 50% interest in the North Metro Harness Initiative, LLC, which operates Running Aces Harness Park in Minneapolis, MN, and a 90% interest in Jackson Trotting Association, LLC. For more information, please visit www.mtrgaming.com

Except for historical information, this press release contains forward-looking statements concerning, among other things and the prospects for improving the results of our operations at Mountaineer and Presque Isle Downs.  Such statements are subject to a number of risks and uncertainties that could cause the statements made to be incorrect and/or for actual results to differ materially. Those risks and uncertainties include, but are not limited to, the impact of new competition for Mountaineer and Presque Isle Downs in 2009, the effectiveness of our marketing programs, increases in the gaming tax rates that the Company currently pays in its various jurisdictions, general economic conditions, disruption (occasioned by weather conditions or work stoppages) of our operations,  the continued success of the table gaming at Mountaineer, our ability to improve our operating margins, our continued suitability to hold and obtain renewals of our gaming and racing licenses, our compliance with environmental laws and potential exposure to environmental liabilities, our ability to comply with the covenants of our various debt instruments and/or our ability to refinance our indebtedness and other factors described in the Company’s periodic reports filed with the Securities and Exchange Commission.  The Company does not intend to update publicly any forward-looking statements, except as may be required by law. The cautionary advice in this paragraph is permitted by the Private Securities Litigation Reform Act of 1995.

For Additional Information, Please Contact:

MTR Gaming Group, Inc.

www.mtrgaming.com

David Hughes

Corporate Executive VP and CFO

(304)-387-8114

dhughes@mtrgaming.com

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MTR GAMING GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31		December 31
	2008	2007	2008	2007
	(unaudited)
Revenues:
Gaming	$90,318	$88,281	$418,055	$370,956
Parimutuel commissions	2,550	3,133	14,449	13,321
Food, beverage and lodging	7,353	6,945	35,963	29,449
Other	2,961	2,179	10,305	8,088
Total revenues	103,182	100,538	478,772	421,814
Less promotional allowances	(1,844)	(1,662)	(7,921)	(5,968)
Net revenues	101,338	98,876	470,851	415,846

Operating expenses:
Expenses of operating departments:
Gaming	57,398	56,180	265,115	232,487
Parimutuel commissions	2,673	3,020	14,170	11,666
Food, beverage and lodging	6,101	6,409	28,767	25,228
Other revenue	1,912	1,806	8,799	7,099
Marketing and promotions	3,441	4,680	15,864	17,621
General and administrative	15,819	17,284	67,176	61,663
Depreciation	7,446	7,904	29,839	27,793
Loss on disposal of property	2,954	23	2,956	133
Project opening costs	—	1,480	—	5,578
Total operating expenses	97,744	98,786	432,686	389,268

Operating income	3,594	90	38,165	26,578

Other (expense) income:
Equity in loss of unconsolidated joint venture	(193)	(124)	(12,300)	(234)
Interest income	47	63	244	398
Interest expense	(9,864)	(10,449)	(40,764)	(34,774)
Loss on debt modification	(464)	—	(3,820)	—

Loss from continuing operations before income taxes and minority interest	(6,880)	(10,420)	(18,475)	(8,032)
Benefit for income taxes	2,720	2,688	3,197	2,020

Loss from continuing operations before minority interest	(4,160)	(7,732)	(15,278)	(6,012)
Minority interest	—	41	—	144

Loss from continuing operations	(4,160)	(7,691)	(15,278)	(5,868)

Discontinued operations:
Loss from discontinued operations before income taxes	(932)	(2,393)	(3,861)	(8,457)
Benefit for income taxes	555	1,511	1,428	2,966
Loss from discontinued operations	(377)	(882)	(2,433)	(5,491)

Net loss	$(4,537)	$(8,573)	$(17,711)	$(11,359)

Net loss per share - basic:
Loss from continuing operations	$(0.15)	$(0.28)	$(0.56)	$(0.21)
Loss from discontinued operations	(0.02)	(0.03)	(0.09)	(0.20)
Net loss	$(0.17)	$(0.31)	$(0.65)	$(0.41)

Net loss per share - diluted:
Loss from continuing operations	$(0.15)	$(0.28)	$(0.56)	$(0.21)
Loss from discontinued operations	(0.02)	(0.03)	(0.09)	(0.20)
Net loss	$(0.17)	$(0.31)	$(0.65)	$(0.41)

Weighted average number of shares outstanding:
Basic	27,475,260	27,523,584	27,475,260	27,537,785
Diluted	27,475,260	27,583,584	27,475,260	27,537,785

MTR GAMING GROUP, INC.

SELECTED FINANCIAL INFORMATION

(dollars in thousands)

(unaudited)

	Three Months Ended		Year Ended
	December 31		December 31
	2008	2007	2008	2007

Net revenues from continuing operations:
Mountaineer	$63,324	$59,904	$289,986	$261,386
Presque Isle Downs	37,524	38,149	176,761	149,858
Scioto Downs	487	820	4,092	4,562
MTR-Harness / Running Aces	—	—	—	28
Corporate	3	3	12	12
Consolidated net revenues from continuing operations	$101,338	$98,876	$470,851	$415,846

EBITDA from continuing operations:
Mountaineer	$10,142	$6,265	$51,421	$44,774
Presque Isle Downs	6,639	4,976	33,448	23,732
Scioto Downs	(231)	(285)	(1,305)	(1,712)
MTR-Harness / Running Aces	(14)	(13)	(69)	(193)
Corporate	(2,542)	(2,926)	(12,535)	(11,939)
Consolidated EBITDA from continuing operations	$13,994	$8,017	$70,960	$54,662

EBITDA from discontinued operations:
Binion’s Gambling Hall & Hotel	(19)	(1,710)	(1,562)	(5,355)
Ramada Inn and Speedway Casino	—	105	(755)	1,260
Jackson Racing	(651)	(126)	(1,108)	(523)
Consolidated EBITDA	$13,324	$6,286	$67,535	$50,044

The following tables set forth a reconciliation of net income (loss), a GAAP financial measure,

to EBITDA, a non-GAAP financial measure.

	Three Months Ended		Year Ended
	December 31		December 31
	2008	2007	2008	2007

EBITDA FROM CONTINUING OPERATIONS:

Mountaineer:
Income (loss) from continuing operations	$610	$(2,380)	$16,703	$12,962
Interest expense, net of interest (income)	2,202	2,398	8,973	8,739
Provision for income taxes	2,045	2,313	9,309	7,158
Depreciation	3,630	3,911	14,781	15,772
Loss on disposal of property	1,655	23	1,655	143
EBITDA from continuing operations	$10,142	$6,265	$51,421	$44,774

Presque Isle Downs:
Income from continuing operations	$532	$224	$11,056	$8,478
Interest expense, net of interest (income)	313	504	1,534	1,260
Provision for income taxes	672	847	5,423	3,453
Depreciation	3,583	3,401	13,896	10,541
Loss on disposal of property	1,539	—	1,539	—
EBITDA from continuing operations	$6,639	$4,976	$33,448	$23,732

Scioto Downs:
Loss from continuing operations	$(246)	$(290)	$(1,511)	$(1,937)
Interest expense, net of interest (income)	25	30	108	124
Benefit for income taxes	(235)	(533)	(806)	(1,053)
Depreciation	225	508	904	1,154
EBITDA from continuing operations	$(231)	$(285)	$(1,305)	$(1,712)

MTR GAMING GROUP, INC.

SELECTED FINANCIAL INFORMATION (continued)

(dollars in thousands)

(unaudited)

	Three Months Ended		Year Ended
	December 31		December 31
	2008	2007	2008	2007
EBITDA FROM CONTINUING OPERATIONS (continued):

MTR-Harness / Running Aces:
Loss from continuing operations	$(2,507)	$(174)	$(10,892)	$(378)
Interest expense, net of interest (income) and minority interest	6	—	14	42
Provision (benefit) for income taxes, net of minority interest	2,294	37	(1,491)	(94)
Depreciation, net of minority interest	—	—	—	3
Equity in loss of North Metro Harness Initiative, LLC	193	124	12,300	234
EBITDA from continuing operations	$(14)	$(13)	$(69)	$(193)

Corporate:
Loss from continuing operations	$(2,549)	$(5,070)	$(30,634)	$(24,993)
Interest expense, net of interest (income)	7,271	7,454	29,891	24,169
Benefit for income taxes	(7,496)	(5,393)	(15,632)	(11,426)
Depreciation	7	83	258	321
Gain on disposal of property	(239)	—	(238)	(10)
Loss on debt modification	464	—	3,820	—
EBITDA from continuing operations	$(2,542)	$(2,926)	$(12,535)	$(11,939)

Consolidated:
Loss from continuing operations	$(4,160)	$(7,690)	$(15,278)	$(5,868)
Interest expense, net of interest (income) and minority interest	9,817	10,386	40,520	34,334
Benefit for income taxes, net of minority interest	(2,720)	(2,729)	(3,197)	(1,962)
Depreciation, net of minority interest	7,445	7,903	29,839	27,791
Loss on disposal of property, net of minority interest	2,955	23	2,956	133
Loss on debt modification	464	—	3,820	—
Equity in loss of North Metro Harness Initiative, LLC	193	124	12,300	234
EBITDA from continuing operations	$13,994	$8,017	$70,960	$54,662

EBITDA from discontinued operations:

Binion’s Gambling Hall & Hotel:
Loss from discontinued operations	$(199)	$(695)	$(1,507)	$(5,171)
Interest expense, net of interest (income)	—	2	(29)	(26)
Benefit for income taxes	(50)	(1,388)	(929)	(2,801)
Depreciation	—	(129)	—	1,916
Other income	—	—	—	(1,268)
Loss on disposal of property	230	500	903	1,995
EBITDA from discontinued operations	$(19)	$(1,710)	$(1,562)	$(5,355)

Ramada Inn and Speedway Casino:
Income (loss) from discontinued operations	$123	$(150)	$1,600	$32
Interest expense	—	97	163	389
(Benefit) provision for income taxes	(148)	(44)	861	13
Depreciation	—	202	199	826
Loss (gain) on disposal of property	25	—	(3,578)	—
EBITDA from discontinued operations	$—	$105	$(755)	$1,260

Jackson Racing:
Loss from discontinued operations	$(301)	$(39)	$(2,526)	$(353)
Interest expense, net of interest (income) and minority interest	(1)	—	2	5
Benefit for income taxes, net of minority interest	(355)	(91)	(1,360)	(190)
Depreciation, net of minority interest	5	5	30	20
Loss (gain) on disposal of property, net of minority interest	1	(1)	160	(5)
Impairment loss - Jackson Trotting Association, LLC	—	—	2,586	—
EBITDA from discontinued operations	$(651)	$(126)	$(1,108)	$(523)

MTR GAMING GROUP, INC.

CONSOLIDATED BALANCE SHEETS

(dollars in thousands)

	December 31	December 31
	2008	2007

ASSETS

Current assets:
Cash and cash equivalents	$29,011	$31,045
Restricted cash	929	560
Accounts receivable, net of allowance for doubtful accounts of $125 in 2008 and $92 in 2007	7,717	10,050
Inventories	4,445	4,407
Deferred financing costs	4,444	3,203
Prepaid income taxes	7,059	851
Deferred income taxes	1,397	1,427
Other current assets	16,057	5,089
Assets of discontinued operations	36	3,308
Total current assets	71,095	59,940

Property and equipment, net	367,769	388,972
Goodwill	1,985	2,145
Other intangibles	68,819	69,043
Deferred financing costs, net of current portion	2,499	8,123
Equity method investment	—	11,609
Deposits and other	14,815	25,749
Assets of discontinued operations	728	45,338
Total assets	$527,710	$610,919

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$6,874	$8,835
Accounts payable - gaming taxes and assessments	6,848	9,446
Accrued payroll and payroll taxes	3,220	4,718
Accrued interest	4,933	6,456
Other accrued liabilities	14,680	11,575
Construction project liabilities	1,048	4,225
Deferred compensation	11,547	—
Current portion of long-term debt and capital lease obligations	20,498	11,008
Liabilities of discontinued operations	1,040	5,328
Total current liabilities	70,688	61,591

Long-term debt and capital lease obligations, net of current portion	357,112	420,520
Long-term deferred compensation	663	10,545
Deferred income taxes	3,644	896
Liabilities of discontinued operations	—	4,915
Total liabilities	432,107	498,467

Minority interest of discontinued operations	202	305

Shareholders’ equity:
Common stock	—	—
Additional paid-in-capital	61,774	60,478
Retained earnings	34,013	51,724
Accumulated other comprehensive loss	(386)	(55)
Total shareholders’ equity	95,401	112,147
Total liabilities and shareholders’ equity	$527,710	$610,919